[LOGO]            |_|  The Guardian Life Insurance Company of America (Guardian)
GUARDIAN(SM)           Home Office:         7 Hanover Square
                                            New York, NY 10004-2616
                  |_|  The Guardian Insurance & Annuity Company, Inc. (GIAC)
                       Executive Office:    7 Hanover Square
                                            New York, NY 10004-2616

--------------------------------------------------------------------------------

           INSTRUCTIONS FOR COMPLETING THE LIFE INSURANCE APPLICATION
                         (Please detach before mailing)

All questions must be answered completely. Any changes to these answers must be initialed by the Proposed Insured, Owner, if Other than Proposed Insured, and Agent. An agent has no authority to waive, change or limit any question on the application.

This form can be used for:

1. For all new Individual Life (Traditional, Universal, and Variable), complete the following:

      o     Insurance Information Practices (all Life)

      o     Part I:

              -   Section A (all Life)

              -   Section B (all Life)

              -   Section C (Variable Life)

              -   Section D (all Life)

              -   Section E - Representations (all Life. If the Application is
                              taken by mail, the agent needs to check the appropriate box when signing the Representations section.)

      o     Part II (all Life)

      o     Avocations Supplement (as necessary)

      o     Aviation Supplement (as necessary)

      o Conditional Receipt for Life Insurance (all Life - not applicable for Survivorship policies)

      o     Request for Guard-O-Matic form (as necessary)

      o     Park Avenue Portfolio Request for Guard-O-Matic form (as necessary)

      o     Agent Certification (all Life)

      o     Sales Illustration Certification (as required)

2.    Changes or conversions of Individual Life Insurance policies:

      Complete: the Life Insurance Change Request form and all Requested Information.

--------------------------------------------------------------------------------

Life Application                                                       L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

   The notification below must be completed and given to the Proposed Insured before the application is completed

[LOGO]            |_|  The Guardian Life Insurance Company of America (Guardian)
GUARDIAN(SM)           Home Office:         7 Hanover Square
                                            New York, NY 10004-2616
                  |_|  The Guardian Insurance & Annuity Company, Inc. (GIAC)
                       Executive Office:    7 Hanover Square
                                            New York, NY 10004-2616

                         INSURANCE INFORMATION PRACTICES

Notice to ______________________________________________________________________
                                Proposed Insured

Thank you for choosing insurance from Guardian. This notice is given to you at the time you apply for life or disability insurance to tell you about the kinds of information we may obtain in connection with your application. Only qualified members of Guardian's or GIAC's staff will have access to your medical file to evaluate your eligibility for insurance or to service your claim for benefits under a policy. Your authorization will govern our request for information and any later disclosure of that information. We will treat all personal information about you as confidential. You have a right of access and correction with respect to this information. If you wish a more detailed explanation of our Information Practices, please send your written request to the Corporate Secretary of Guardian or GIAC at 7 Hanover Square, New York, NY 10004-2616.

                      Fair Credit Reporting Act Pre-Notice

When we begin to process your application, we may ask for a consumer report from a consumer reporting agency. All or part of that report may be an investigative consumer report. Such a report will include information about your character, general reputation, personal characteristics or mode of living, except as may be related directly or indirectly to your sexual orientation. It will be obtained through personal interviews with people who know you. You may ask to be interviewed in connection with this report. We may request later consumer reports, other than an investigative consumer report, at a future update, renewal or extension of the insurance for which you have applied. At your request, we will tell you if we have asked for a consumer report or an investigative consumer report in the initial processing of your application. If we have, we will tell you the name and address of the consumer reporting agency to which we have made our request for a report. You can obtain a copy of this report by contacting this consumer reporting agency. At your written request, we will give you more detailed information about the nature and scope of this kind of investigation.

                      Medical Information Bureau Pre-Notice

The Medical Information Bureau is a nonprofit membership organization of life insurance companies. The Bureau provides an information exchange for its members. On the request of any of its member companies to which you apply for life or disability insurance, or to which you make a claim for benefits, the Bureau will supply the inquiring company with the information in its files. Guardian, GIAC or their reinsurers may make a brief report of objective findings about you to the Bureau. We will not report what action we have taken on your application.

If you so request of the Bureau, it will arrange to disclose the information it may have in your file; however, medical information will be disclosed only to your doctor. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau and seek to correct the information according to procedures set forth in the Federal Fair Credit Reporting Act. The Bureau's address is Post Office Box 105, Essex Station, Boston, MA 02112, telephone 617-426-3660.

                                 Medical Records

We may request information from health care providers or others who have records of your medical history, mental or physical condition, or treatment. Only qualified members of Guardian's or GIAC's staff will have access to your medical file to evaluate your eligibility for insurance or to service your claim for benefits under a policy. Your authorization will govern our request for information and any later disclosure of that information.

                    Personal Information Telephone Interview

We may phone you to verify or supplement information you have given us on your application. The call will be made from our underwriting office or from a consumer reporting agency acting for us.


L-FCRA-2000                                                            L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO]            |_|  The Guardian Life Insurance Company of America (Guardian)
GUARDIAN(SM)           Home Office:         7 Hanover Square
                                            New York, NY 10004-2616
                  |_|  The Guardian Insurance & Annuity Company, Inc. (GIAC)
                       Executive Office:    7 Hanover Square
                                            New York, NY 10004-2616

        In this application, "the Company" is the insurer checked above.

       This application is to be attached to and made part of the policy.

                            APPLICATION FOR INSURANCE
--------------------------------------------------------------------------------

PART I:  Section A,  1st of 4 pages

------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured (please print):
1.    a) First Name ______________________________________MI____    g) Address _____________________________________________________

         Last Name  ____________________________________________       City ___________________________ State ________ Zip _________

      b) Social Security #  __ __ __ - __ __ - __ __ __ __          h) How long at this address?  _____________

      c) Sex |_| Male |_|Female                                     i) Home Phone (___)_____________________________________________

      d) Date of Birth (mm/dd/yyyy)_____________________________    j) Business Phone (___)_________________________________________

      e) Place of Birth ________________________________________    k) E-Mail Address_______________________________________________

      f) Are you a US citizen? |_| Yes |_| No                       l) (If less than 2 years at current address, please furnish
         If no, give visa type and duration                            previous address:)

         Visa Type _____________________________________________    Address ________________________________________________________

         Visa Duration _________________________________________    City ________________________________ State ______ Zip _________

      m) Telephone Interview- If more information is needed, a Guardian representative may call you. Show the most convenient time and place for such a call weekdays between the hours of 9:00 AM and 9:00 PM.

         |_| Home |_| Business |_| Other Phone (___)__________ Ext. ______ Time _________  |_| AM |_| PM

Business Information:

2.    a) Name of employer ______________________________________    d) Occupation __________________________________________________

      b) Address _______________________________________________    e) Job Title ___________________________________________________

         City ______________________ State ______ Zip __________    f) Nature of Business __________________________________________

         Business Web Site: ____________________________________

      c) If address is P.O. Box, include street address as well:

         Address _______________________________________________

         City ______________________ State ______ Zip __________

      g) How many years employed?_______________________________    (If less than 2 years please furnish previous employer below:)

      h) Former employer _______________________________________    i) Occupation __________________________________________________

         Address _______________________________________________    j) Job Title ___________________________________________________

         City ______________________ State ______ Zip __________    k) Nature of Business  _________________________________________

------------------------------------------------------------------------------------------------------------------------------------

(Continued on other side.)


L-AP-2000                                                              L-AP-2000

PART I: Section A, 2nd of 4 pages
--------------------------------------------------------------------------------
(Continued from previous page.)

------------------------------------------------------------------------------------------------------------------------------------
3. Complete this box only if the owner is not the proposed insured

      a. Owner name (First, MI, Last) or name of trust, company     e. Billing Address: ____________________________________________
          or other owner:                                              _____________________________________________________________
         _______________________________________________________       _____________________________________________________________
         _______________________________________________________    f. Please complete the following if owner is a trust:
         _______________________________________________________       Date of Trust: ______________________________________________
      b. Soc. Sec. #/Tax ID #___________________________________       Complete Names of Trustees:
      c. Tax Qualified Plan |_| Yes |_| No _____________________       _____________________________________________________________
      d. Relationship to proposed insured:                             _____________________________________________________________
         _______________________________________________________       _____________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4.    BENEFICIARY: Print full name and relationship to Proposed Insured. (Unless otherwise indicated, all Primary Beneficiaries who survive the Insured shall share equally. If no Primary Beneficiary survives the Insured, benefits will be paid in equal shares to the Contingent Beneficiaries, etc, if surviving the Insured, unless otherwise specified).

      a. Primary Beneficiary _______________________________________________________________________________________________________
         ___________________________________________________________________________________________________________________________
         ___________________________________________________________________________________________________________________________
      b. Contingent Beneficiary ____________________________________________________________________________________________________
         ___________________________________________________________________________________________________________________________
         ___________________________________________________________________________________________________________________________
      c. Tertiary Beneficiary _____________________________________________________________________________________________________
         ___________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
5.    COVERAGE REQUESTED:

      a. Complete for TRADITIONAL LIFE Policies (Non-Variable/Non-Universal):

         Plan of Insurance: ____________________________________    Face Amount $___________________________________________________

         Riders:
         Note:  * "Amount" is the face amount purchased in the first  policy year.

                ** For PUI, "Payment" is the Equivalent Annual Deposit (EAD), excluding waiver. The EAD is the annual rider premium, not amount of each modalized payment. For PUA, "Payment" is the first year purchase payment.

      General Riders:                                    *Amount        **Payment
      ---------------                                     ------          -------
      |_| Paid-Up Additions Rider (PUA)**              $__________     $__________
      |_| Paid-Up Ins. Rider (PUI)**                   $__________     $__________

      For Single Life Policies only (additional rider choices):

                                                         *Amount                                             *Amount      Payment
                                                          ------                                              ------      -------
      |_| 10 Yr. Annually Renewable Term (RTR-10)      $__________       |_| Select Security Rider
      |_| Accelerated Benefit Rider (complete required disclosure form)  |_| Waiver of Premium (W)
      |_| Accidental Death Benefit (ADB)               $__________       |_| Other_______________________ $____________ $___________
      |_| Exchange to Term Insurance                                     |_| Other_______________________ $____________ $___________
      |_| Guaranteed Purchase Option (GIO)             $__________       |_| Other_______________________ $____________ $___________
      |_| DuoGuard (List names & amounts for Designated Lives. Complete a separate application for each Designated Life.)

      Name of Designated Life                   *Amount                  Name of Designated Life                *Amount
      -----------------------                    ------                  -----------------------                 ------
      _______________________________        $____________        _____________________________________      $____________

      _______________________________        $____________        _____________________________________      $____________

      _______________________________        $____________

(continued on the next page)
------------------------------------------------------------------------------------------------------------------------------------


L-AP-2000                                                              L-AP-2000

PART I: Section A, 3rd of 4 pages
------------------------------------------------------------------------------------------------------------------------------------
(Continuation of item 5 from previous page)

   For Traditional Survivorship Life Policies only (additional rider choices):

                                                 *Amount
                                                  ------
      |_| DuoGuard                                                 |_| 10 Year Decreasing Term (Death Waiver)
      |_| (1st Insured) ___________________   $____________            |_| (1st Insured) ________________________________
      |_| (2nd Insured) ___________________   $____________            |_| (2nd Insured) ________________________________
      |_| Renewable Term to 85 (RTR-85)                            |_| 15 Year Decreasing Term (Death Waiver)
      |_| (1st Insured) ___________________   $____________            |_| (1st Insured) ________________________________
      |_| (2nd Insured) ___________________   $____________            |_| (2nd Insured) ________________________________
      |_| Other ___________________________   $____________        |_| Split Dollar Protector
      |_| Other ___________________________   $____________            |_| (1st Insured) ________________________________
      |_| Other ___________________________   $____________            |_| (2nd Insured) ________________________________
      |_| Other ___________________________   $____________
      |_| Second-to-Die DuoGuard

          (List names and amounts for Designated Lives. Complete a separate application for each Designated Life.)

      Name of Designated Life                    Amount                  Name of Designated Life                 Amount
      -----------------------                    ------                  -----------------------                 ------
      _______________________________        $____________        _____________________________________      $____________

      _______________________________        $____________        _____________________________________      $____________

      b. Complete for UNIVERSAL, VARIABLE UNIVERSAL LIFE, and VARIABLE WHOLE LIFE Policies:
         Plan of Insurance: _______________________________        Base Face Amount $_______________________________________________
                                     |_| Additional Sum Insured (ASI) Face Amount (as applicable) $_________________________________

         Death Benefit Option (Not all options may be available.)

         |_| Option 1  |_| Option 2  |_| Option 3  |_| Other _____________________

         Optional Riders or Coverage:

         General Riders (as applicable):              *Amount                                                  *Amount
         -------------------------------               ------                                                   ------
         |_| Accidental Death Benefit (ADB)       $___________    |_| Waiver of Monthly Deductions (for VUL)
         |_| Adjustable Annually Renewable                        |_| Waiver of Premium (for PAL)
             Term (AART)                          $___________    |_| Waiver of Specified Amount /
         |_| Adjustable Renewable Term (for PAL)  $___________        Disability Benefit Waiver (for VUL)    $___________
         |_| Level Target Death Benefit Term      $___________    |_| Other _____________________________    $___________
         |_| Guaranteed Insurability Option (GIO)                 |_| Other _____________________________    $___________
         |_| Guaranteed Coverage Rider (GCR) to Age _______       |_| Other _____________________________    $___________

          For Survivorship Policies only
          (additional rider choices):                 *Amount                                                  *Amount
          ---------------------------                  ------                                                   ------
           |_| Single Life Term Rider                             |_| Other _____________________________    $___________
               |_| (1st Insured) ______________   $___________    |_| Other _____________________________    $___________
               |_| (2nd Insured) ______________   $___________    |_| Other _____________________________    $___________

6.    Dividends (for participating policies only)
      |_| A- Paid in cash                                         |_| Q- One Year Term Insurance not to exceed Target Face
      |_| B- Reduce premiums                                             Amount of $______________
      |_| C- Left at interest (Complete W-9 form if elected)      |_| R- One Year Increasing Term Initial Target of
      |_| D- Paid-Up Additional Insurance                             $____________
      |_| Term Insurance face amount not in excess of cash value  |_| S- Premium Offset - available only if a PUA rider is
          |_| F- Balance to purchase paid-up additional insurance        requested. Premiums to be offset at the end of the first
          |_| G- Balance to reduce premium                               policy year by use of PUA rider additions and future
      |_| K- Deferred Additional Insurance                               dividends
      |_| Term Insurance face amount not in excess of twice face         |_| with Target Face Amount
          amount of basic policy:                                            not to exceed $_________________
          |_| L- Balance to purchase paid-up additional insurance
          |_| P- Balance to reduce premium                        |_| Other ________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------


L-AP-2000                                                              L-AP-2000

PART I: Section A, 4th of 4 pages
------------------------------------------------------------------------------------------------------------------------------------
(Continued from previous page.)
------------------------------------------------------------------------------------------------------------------------------------
7.    Premium
      Complete for Universal Life and Variable Universal Life Policies
        Planned  |_| Annual Premium   |_| Modal Premium    (check one and enter applicable amount) $__________________
        Initial Premium       $___________________________
      Complete for Variable Whole Life Policies
        Planned Modal Unscheduled Payment (Excluding Initial Pour-in)  $_______________
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8.    Premium Mode
      |_| Annual     |_| Semi-annual    |_| Quarterly     |_| Other _______________________
      |_| Guard-O-Matic (be sure to complete the Request for Guard-O-Matic Arrangement form).
      |_| Monthly (list bill only) this may not be available for all products.

9.    Send Premium Notices to:
      |_| Residence  |_| Business       |_| List Bill Account   |_| Other _____________________________________________________
      |_| Owner's Address                   #_______________        ___________________________________________________________
                                                                    ___________________________________________________________

10.   Automatic Premium Loan
      The automatic premium loan provision (if available) will be made effective |_| Yes |_| No
      (if left blank, Automatic Premium Loan will be default option).
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
11.   If applying for an ALTERNATE LIFE policy, please indicate:
          Plan of Insurance: ________________________________________     Face Amount: _______________________________________
            Details (Riders, Benefits, Dividend Option, etc.):

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
12.   REMARKS (or additional instructions):

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
13.   AMENDMENTS OR CORRECTIONS (For Home Office Or Executive Office Use Only):

------------------------------------------------------------------------------------------------------------------------------------


L-AP-2000                                                              L-AP-2000

PART I:  Section B,  1st of 2 pages
--------------------------------------------------------------------------------

       This application is to be attached to and made part of the policy.

------------------------------------------------------------------------------------------------------------------------------------
The following questions apply to the Proposed Insured:
------------------------------------------------------------------------------------------------------------------------------------
If yes, to questions 1-7, and 9, provide details in Remarks section (item 15) on the next page.

1. a) Do you intend to change your occupation?                                                                 |_| Yes |_| No
   b) Do you intend to reside or travel outside of the U.S.?                                                   |_| Yes |_| No
2. a) Do you drive a motor vehicle?                                                                            |_| Yes |_| No
      If yes, give Driver's License State ________ DL Number _________________________________________
   b) Within the past 5 years, have you been charged with and/or convicted of any motor vehicle moving violations or had your driver's license suspended or revoked?
      (If yes details must include date of violation, description of violation and penalty.)                   |_| Yes |_| No
3. Within the last 3 years have you participated in any of the following:  Piloting any type of aircraft;
   Mountain climbing or rock climbing; Scuba diving; Hangliding, Parachuting, or skydiving; or Motor vehicle
   racing? (If yes to any, complete Avocations and/or Aviation Supplement(s)).                                 |_| Yes |_| No
4. Have you ever filed for personal or business bankruptcy?
   (If yes, give full details and date of discharge in remarks section 8 below.)                               |_| Yes |_| No
5. Within the past 5 years, have you had disability, accident, medical or life insurance declined, postponed,
   modified, rated, cancelled or withdrawn a pending application?                                              |_| Yes |_| No
6. a) Have you smoked cigarettes in the past 24 months?  If you have quit, date last used:________________     |_| Yes |_| No
   b) Have you used tobacco in any form in the last 24 months?                                                 |_| Yes |_| No
         If you have quit, date last used:_____________________
   c) Do you currently use a nicotine patch or nicotine gum?                                                   |_| Yes |_| No
7. Do you plan to apply for or are your currently applying for any other life, disability or accident insurance? (In details, include amount and company applied with, and whether this other insurance
   will be in addition to or in lieu of insurance with Guardian/GIAC ?)                                        |_| Yes |_| No
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. Please list below total amount of life insurance in force on your life. If none check here. |_|

                                                               Personal or        Accidental      Waiver of         GIO
    Name of Company          Year Issued       Amount           Business          Death Amt        Premium          Amt
    ---------------          -----------       ------           --------          ---------        -------          ---
                                                                                  (if any)
________________________     ___________    ___________      |_| Per. |_| Bus  ______________   ______________   ___________

________________________     ___________    ___________      |_| Per. |_| Bus  ______________   ______________   ___________

________________________     ___________    ___________      |_| Per. |_| Bus  ______________   ______________   ___________

________________________     ___________    ___________      |_| Per. |_| Bus  ______________   ______________   ___________

________________________     ___________    ___________      |_| Per. |_| Bus  ______________   ______________   ___________

------------------------------------------------------------------------------------------------------------------------------------
9. Replacement:
   Are you considering the surrender, forfeit, assignment to an insurer, or termination of any existing life insurance policy or annuity contract? Are you considering using funds from your existing life insurance policies or annuity contracts to pay the premium or premiums on the new life insurance policy? (Please complete appropriate state replacement forms. In addition, please provide details to yes answer in Remarks
   section (item # 15) on next page).                                                                          |_| Yes |_| No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
10. What is the purpose of this insurance?
     (e.g., Mortgage, Family Income, Education, Spouse/Child Insurance, Retirement, Estate Planning, Wealth Accumulation, Buy-Sell,
     Keyperson, Deferred Compensation, Selective Incentive Plans, Executive Bonus, Stock Redemption, Other - describe):

     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------


L-AP-2000                                                              L-AP-2000

PART I: Section B, 2nd of 2 pages
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
11. Personal Finances (of owner):
    a) Total Assets   $_______________  b) Total Liabilities $______________       c) Net Worth $_______________

    d) Earned Income  $_______________  e) Unearned Income if in excess of $10,000 $_______________
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
12. Business Finances (Complete ONLY if this is Business Insurance):
    a) Is this business: (Check One)

       |_| Limited Liability Co. |_| Sole Proprietor |_| Partnership |_| S Corp |_| C Corp |_| Other_____________

    b) Total Assets  $_______________   c) Total Liabilities $___________________  d) Net Worth $________________

    e) Net Profit After Taxes for past Two Years:  Last Year $___________________ Previous Year $________________
    f) How long has the business been established? ______________________________________________________________
    g) What is the nature of the business? ______________________________________________________________________
    h) What percentage of the business is owned by the proposed insured? ________________________________________
13. Is there business insurance applied for or in force on other key members of this firm?   |_| Yes  |_| No
       If "Yes", provide details:
       _____________________________________________________________________________________________________________________________
       _____________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
14. Life Insurance Tests Under Section 7702 of the Federal Income Tax Code
       (choice only applies to Variable and Universal Life policies)
       Section 7702 specifies the rules under which life insurance death proceeds are excludible from gross income. Please check one of the tests shown below. Once elected, such test cannot be changed. If there is a choice in test and no test is elected, the automatic Life Insurance Test will be the Guideline Premium Test. (Both tests may not be available with all products.)

         |_| Cash Value Accumulation Test      |_| Guideline Premium Test
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
15. REMARKS (or additional instructions):






------------------------------------------------------------------------------------------------------------------------------------


L-AP-2000                                                              L-AP-2000

              The Guardian Insurance & Annuity Company, Inc. (GIAC) Executive Office: 7 Hanover Square, New York, NY 10004-2616

PART I: Section C, 1st of 2 pages                       VARIABLE LIFE SUPPLEMENT
--------------------------------------------------------------------------------
       This application is to be attached to and made part of the policy.

Complete if applying for Variable Life Insurance.
--------------------------------------------------------------------------------

1. Initial Premium Allocation
     (Not all funds are available with all products. All percentage allocations must be in whole numbers. There is a limit to the number of fund allocation options that you can designate. Please check your prospectus.)
_______% The Guardian Bond Fund                            _______% Fidelity VIP High Income Portfolio
_______% The Guardian Cash Fund                            _______% Fidelity VIP II Contrafund(R) Portfolio
_______% The Guardian Small Cap Stock Fund                 _______% Fidelity VIP II Index 500 Portfolio
_______% The Guardian Stock Fund                           _______% Fidelity VIP III Growth Opportunities Portfolio
_______% The Guardian VC 500 Index Fund                    _______% Fidelity VIP III Mid Cap Portfolio
_______% The Guardian VC Asset Allocation Fund             _______% Gabelli Capital Asset Fund
_______% The Guardian VC High Yield Bond Fund              _______% Janus Aggressive Growth Portfolio
_______% The Fixed Rate Option                             _______% Janus Capital Appreciation Portfolio
_______% American Century VP Value Fund                    _______% Janus Growth Portfolio
_______% American Century VP International Fund            _______% Janus Worldwide Growth Portfolio
_______% AIM V.I. Capital Appreciation Fund                _______% MFS Bond Series
_______% AIM V.I. Global Utilities Fund                    _______% MFS Emerging Growth Series
_______% AIM V.I. Value Fund                               _______% MFS Growth with Income Series
_______% Baillie Gifford Emerging Markets Fund             _______% MFS New Discovery Series
_______% Baillie Gifford International Fund                _______% MFS Research Series
_______% Davis Financial Portfolio                         _______% MFS Total Return Series
_______% Davis Real Estate Portfolio                       _______% Value Line Centurion Fund
_______% Davis Value Portfolio                             _______% Value Line Strategic Asset Management Trust
_______% Fidelity VIP Equity Income Portfolio              _______% Other __________________________________________________________
_______% Other _____________________________________       _______% Other __________________________________________________________
_______% Other _____________________________________         100  % Total
                                                           -------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
2. Dollar Cost Averaging Transfer Option (Not all funds are available with all products. The portion of the Policy Account Value attributable to The Guardian Cash Fund on the date this option is elected must be at least the minimum required in the prospectus for the product being applied for. Please check your prospectus.)
    Each month, GIAC will dollar cost average from the Guardian Cash Fund the following amounts into:
$________ The Guardian Bond Fund                           $________ Fidelity VIP High Income Portfolio
$________ The Guardian Small Cap Stock Fund                $________ Fidelity VIP II Contrafund(R) Portfolio
$________ The Guardian Stock Fund                          $________ Fidelity VIP II Index 500 Portfolio
$________ The Guardian VC 500 Index Fund                   $________ Fidelity VIP III Growth Opportunities Portfolio
$________ The Guardian VC Asset Allocation Fund            $________ Fidelity VIP III Mid Cap Portfolio
$________ The Guardian VC High Yield Bond Fund             $________ Gabelli Capital Asset Fund
$________ The Fixed Rate Option                            $________ Janus Aggressive Growth Portfolio
$________ American Century VP Value Fund                   $________ Janus Capital Appreciation Portfolio
$________ American Century VP International Fund           $________ Janus Growth Portfolio
$________ AIM V.I. Capital Appreciation Fund               $________ Janus Worldwide Growth Portfolio
$________ AIM V.I. Global Utilities Fund                   $________ MFS Bond Series
$________ AIM V.I. Value Fund                              $________ MFS Emerging Growth Series
$________ Baillie Gifford Emerging Markets Fund            $________ MFS Growth with Income Series
$________ Baillie Gifford International Fund               $________ MFS New Discovery Series
$________ Davis Financial Portfolio                        $________ MFS Research Series
$________ Davis Real Estate Portfolio                      $________ MFS Total Return Series
$________ Davis Value Portfolio                            $________ Value Line Centurion Fund
$________ Davis Value Portfolio                            $________ Value Line Strategic Asset Management Trust
$________ Other _______________________________            $________ Other ___________________________________
$________ Other _______________________________            $________ Other ___________________________________
------------------------------------------------------------------------------------------------------------------------------------


L-AP-VL-2000                                                           L-AP-2000

PART I: Section C, 2nd of 2 pages                       VARIABLE LIFE SUPPLEMENT
--------------------------------------------------------------------------------

3. Suitability
   1) Have you, the Owner, received the current Prospectus?                                                            |_| Yes|_| No
   2) a. Do you understand that you are applying for a Life Insurance Policy that has investment options?              |_| Yes|_| No

      b. What are your investment objectives? |_| Income            |_| Growth                     |_| Aggressive Growth
                                              |_| Tax-Advantaged    |_| Preservation of Capital    |_| Other_____________________

      c. What is your risk tolerance? (check only one)  |_| Conservative  |_| Moderate  |_| Aggressive

   3) Do you understand that:

      a. The death benefit may increase or decrease based on the policy's investment return, but will not be less than the
         guaranteed amount (if applicable)?                                                                            |_| Yes|_| No

      b. The cash value may increase or decrease, even to the extent of being reduced to zero, based on the investment return and
         is not guaranteed?                                                                                            |_| Yes|_| No

   4) Do you believe that the policy applied for will meet your insurance needs and financial objectives?              |_| Yes|_| No

   5) I understand that:

      a. all values under this policy which are based on the investment experience of the Separate Account are variable, may increase or decrease and are not guaranteed;

      b. the Death Proceeds, Policy Account Value and Cash Surrender Value under this policy may increase or decrease daily, depending upon payments made, the investment experience of the Separate Account, the amount of interest credited to the
         Fixed-Rate Option, the amount of charges deducted and whether partial withdrawals or policy loans are taken;

      c. the Death Proceeds will never be less than the Guaranteed Insurance Amount (if applicable) provided all policy premiums are paid when due, no partial withdrawals are made and no policy loans are taken;

      d. there is no minimum guaranteed Cash Surrender Value. The loan value of this policy is less than 100% of the Cash Surrender
         Value;

      e. my policy will lapse any time (1) outstanding loans and accrued interest exceed policy value less surrender charges or (2)
         if the policy value less outstanding loans and accrued interest and surrender charges is insufficient to pay certain monthly deductions, or (3) a grace period expires without a sufficient payment;

      f. this policy is non-participating; there are no dividends payable;

      g. I understand that surrender charges may apply and are determined by factors that are unique to this individual policy as described in the prospectus.

--------------------------------------------------------------------------------
                        Telephone Transfer Authorization

|_| I have read the telephone transfer authorization rules in the prospectus and elect telephone transfers.

Personal Security Code (Select any 5-digit number)  ___ - ___ - ___ - ___ - ___
--------------------------------------------------------------------------------


L-AP-VL-2000                                                           L-AP-2000

[LOGO]            |_|  The Guardian Life Insurance Company of America (Guardian)
GUARDIAN(SM)           Home Office:         7 Hanover Square
                                            New York, NY 10004-2616
                  |_|  The Guardian Insurance & Annuity Company, Inc. (GIAC)
                       Executive Office:    7 Hanover Square
                                            New York, NY 10004-2616

       This application is to be attached to and made part of the policy.
--------------------------------------------------------------------------------
Part I, Section D
  AUTHORIZATION TO OBTAIN AND RELEASE INFORMATION FOR INDIVIDUAL LIFE INSURANCE

================================================================================

Investigative consumer report. I authorize The Guardian Life Insurance Company of America (Guardian) or The Guardian Insurance & Annuity Company, Inc. (GIAC) to obtain or have prepared an investigative consumer report as described in the notice given to me.

Medical Records and other information. I authorize any physician, medical or mental health professional practitioner, hospital, clinic, other health facility, consumer reporting agency, the Social Security Administration, the Medical Information Bureau, insurance or re-insurance company, or employer or other organization, institution or person that has any records or knowledge of me or my health to release any and all medical and non-medical information in its possession about me or my minor children to Guardian or GIAC, or its legal representatives. Medical information means all information in the possession of or derived from providers of health care regarding the medical history, mental or physical condition, or treatment of me or my minor children. Medical information shall include but is not limited to health information that pertains specifically to a history or diagnosis or treatment of any of the following: mental health, alcohol and substance abuse, Human Immunodeficiency Virus and/or Acquired Immune Deficiency Syndrome (AIDS), AIDS Related Complex (ARC), sexually transmitted disease, abortion or fertility. I agree that this authorization shall be valid for two and one half years from the date shown below and that a copy of the authorization shall be as valid as the original.

I know that I may request and receive a copy of this authorization and that I may revoke it in writing except to the extent that Guardian has then relied on my consent.

I understand Guardian or GIAC will use the information obtained by this authorization to determine eligibility for insurance or eligibility for benefits under an existing policy. Guardian or GIAC will not release any information obtained to any person or organization except to re-insurance companies, the Medical Information Bureau, or other persons or organizations performing business or legal services in connection with an application, claim, or as may be lawfully permitted or required, or as I may further authorize.

I acknowledge receipt of Guardian's or GIAC's notice regarding its Insurance Information Practices, the Fair Credit Reporting Act, the Medical Information Bureau and Medical Records.


Dated at: _____________________ this __________ day of ___________, ___________.
             City and State                              (month)       (year)

    ________________________________
     Signature of Proposed Insured

================================================================================


L-AP-AUTH-2000                                                         L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK


L-AP-2000                                                              L-AP-2000

PART I: Section E              REPRESENTATIONS OF THE PROPOSED INSURED AND OWNER
--------------------------------------------------------------------------------
       This application is to be attached to and made part of the policy.

In this Representations section, "the Company" is the insurer checked on Part I, page 1.
--------------------------------------------------------------------------------
|_| No money has been paid as a deposit for life insurance with this application.

|_| A deposit of $____________________ has been paid for:
     proposed life insurance in the amount of $_____________________ in exchange for the Conditional Receipt providing conditional coverage for this amount of insurance only.

     If a single policy is subsequently issued for an amount greater than $1,000,000, including the above Conditional Receipt coverage, the date appearing on the Conditional Receipt will not be the Policy Date. The Policy Date appears on the face of the policy and governs cash values, premium due dates, and dividends.

I (We) have read the above questions and answers and agree that they are complete and true. I (We) agree a) that this Application:
    Universal and/or Traditional Life: Part I-Sections A, B, D, E; and Part II; Variable Life: Part I - Sections A, B, C, D, E; and Part II;

and any supplements to the application, if required, will become part of and attached to any Policy issued; and b) that no information acquired by any Representative of the Company shall bind the Company unless it shall have been set out in writing in this Application; and c) that only the President, a Vice President, or a Secretary of the Company has the authority to bind the Company by any promise or statement or to waive or modify any of the Company's requirements. Any misrepresentation or omission, if found to be material, may adversely affect acceptance of the risk, claims payment or may lead to rescission of any policy that is issued based on this application. I (We) further agree that no insurance shall take effect (except as provided in the Conditional Receipt if an advance payment has been made and acknowledged above and such Receipt issued) unless and until the Policy has been delivered to and accepted by me (us) and the first premium paid during the lifetime and prior to any change in the health of the Proposed Insured as described in this Application.

Changes or corrections made by the Company and noted in the "Amendments or Corrections" section are ratified by the Owner upon acceptance of a Policy containing this Application with the noted changes or corrections. In those states where written consent is required by statute or State Insurance Department regulation for amendments as to plan, amount, classification, age at issue, or benefits, such changes will be made only with the Owner's written consent.

               ---------------------------------------------------
               THIS SPACE IS FOR FRAUD LANGUAGE TO BE ADDED BY IMC
               ---------------------------------------------------



================================================================================
Dated at: __________________________________ on _______________
                       City and State            mm/dd/yyyy

________________________________________________  ______________________________
         Signature of Proposed Insured            Signature of Applicant/Owner
(Parent or Legal Guardian if Insured is a Minor)  if Other than Proposed Insured

                                                  ______________________________
                                                  Signature of Additional Owner
================================================================================
|_| Check here if this application is taken by mail. If application is taken by mail, the signature of the agent does not attest to the signature of the Proposed Insured or Owner if Other than the Proposed Insured.

|_| Check here if application is taken in person. I certify that I have taken this application in the presence of the Proposed Insured and Owner if Other than the Proposed Insured, and that I have truly and accurately recorded on this application the information supplied by the Proposed Insured and Owner if Other than the Proposed Insured.

________________________________________________  ______________________________
         Signature of Licensed Agent                   License Number(s)

________________________________________________  ______________________________
               Agent's Name                         State(s) where licensed
--------------------------------------------------------------------------------

L-AP-2000                                                              L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK


L-AP-2000                                                              L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO]            |_|  The Guardian Life Insurance Company of America (Guardian)
GUARDIAN(SM)           Home Office:         7 Hanover Square
                                            New York, NY 10004-2616
                  |_|  The Guardian Insurance & Annuity Company, Inc. (GIAC)
                       Executive Office:    7 Hanover Square
                                            New York, NY 10004-2616

       This application is to be attached to and made part of the policy.
--------------------------------------------------------------------------------
PART II: 1st of 2 pages      Health and Personal History of the Proposed Insured
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1a) Name and address of your personal physician   (If none, so state)      Height _________ ft. _________in.
    __________________________________________________________________     Weight _________ lbs.
    __________________________________________________________________
    __________________________________________________________________     Weight change past year:
 b) Date and reason last consulted? __________________________________     |_| Gain     |_| Loss _______lbs.
    __________________________________________________________________     Reason for change: ______________________________________
 c) What treatment or medication was given or recommended?                 _________________________________________________________
    __________________________________________________________________     _________________________________________________________
====================================================================================================================================
If you answer yes to questions 2-14, provide details in item # 15 on the next page.
2)  Have you ever had or been treated for cancer or tumor?                                                            |_| Yes |_| No
3)  In the last ten years, have you had, been treated for or received counseling for:
    a. high blood pressure, chest pain or disorder of the heart or circulatory system?                                |_| Yes |_| No
    b. diabetes or disorder of the glands, bone, blood or skin?                                                       |_| Yes |_| No
    c. complications of pregnancy, infertility, or any disorder of the breasts, reproductive or genital organs,
       prostate, kidneys, or urinary systems?                                                                         |_| Yes |_| No
    d. hernia, hepatitis or disorder of the liver, gall bladder, stomach, pancreas, spleen, intestines or rectum?     |_| Yes |_| No
    e. arthritis, rheumatism, or disorder of the joints, limbs or muscles?                                            |_| Yes |_| No
    f. disorder or condition of the back, neck or spine?                                                              |_| Yes |_| No
    g. allergy, asthma, sinusitis, emphysema, disorder of the lungs or respiratory system, or sleep apnea?            |_| Yes |_| No
    h. epilepsy, stroke, dizziness, headache, or disorder of the brain, or spinal cord?                               |_| Yes |_| No
    i. disorder of the eyes, ears, nose or throat?                                                                    |_| Yes |_| No
    j. anxiety, depression, nervousness, stress, mental or nervous disorder, or other emotional disorder?             |_| Yes |_| No
    k. Chronic Fatigue Syndrome, Fibromyalgia, Epstein Barr virus or Lyme Disease?                                    |_| Yes |_| No
4)  Do you have any loss of hearing or sight, an amputation of any kind, or any physical deformity, impairment
    or handicap?                                                                                                      |_| Yes |_| No
5)  Within the past 10 years, have you been diagnosed by or received treatment from a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS), AIDS Related Complex (ARC), or any
    deficiency of the immune system such as Human Immunodeficiency Virus?                                             |_| Yes |_| No
6)  a. Are you currently taking prescribed medication?                                                                |_| Yes |_| No
    b. Are you currently taking non-prescription medication?                                                          |_| Yes |_| No
7)  a. Have you ever used stimulants, hallucinogens, narcotics or any other controlled substance other than as
       prescribed by a physician?                                                                                     |_| Yes |_| No
    b. Have you ever had or been advised to have counseling or treatment for alcohol or drug use?                     |_| Yes |_| No
8)  Are you now pregnant?  If yes, expected delivery date:_____________________                                       |_| Yes |_| No
9)  Within the past five years, have you had a sickness or injury for which you have made a benefits claim or
    for which you will make a benefits claim?                                                                         |_| Yes |_| No
10) Within the past five years, have you had a physical exam or check-up of any kind?                                 |_| Yes |_| No
11) Within the past five years, have you been advised to have surgery or any diagnostic tests that were not
    performed, except for HIV tests?                                                                                  |_| Yes |_| No
12) Within the past 12 months, have you had symptoms of any condition listed in Part II, except those
    conditions listed in question 5, for which you have not sought medical attention or advice?                       |_| Yes |_| No

(Continued on other side)
------------------------------------------------------------------------------------------------------------------------------------


L-AP-NONMED-2000                                                       L-AP-2000

--------------------------------------------------------------------------------
PART II: 2nd of 2 pages      Health and Personal History of the Proposed Insured
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Continued from other side)

13) Other than as previously stated on this application in the last five years, have you received medical advice from physicians, medical or mental health professionals, counselors or other practitioners, and have you been a patient in a hospital clinic, sanatorium, or other medical facility?
                                                                  |_| Yes |_| No

14) Do you have a family history of: diabetes, cancer, high blood pressure,
    heart disease, mental illness or suicide?                     |_| Yes |_| No

       -------------------------------------------------------------------
                                      Age if    Cause of Death    Age at
                                      Living                       Death
       -------------------------------------------------------------------
       FATHER
       -------------------------------------------------------------------
       MOTHER
       -------------------------------------------------------------------
       BROTHERS and SISTERS
                                  ----------------------------------------
          No. Living __________
                                  ----------------------------------------
          No. Dead   __________
       --------------------------------------------------------------------
================================================================================
15. DETAILS OF "YES" ANSWERS. IDENTIFY QUESTION & NUMBER. CIRCLE APPLICABLE
    ITEMS:
    Give diagnosis or symptoms, tests performed, dates, types and amounts of medication, length of disability, degree of recovery, and names and addresses of all physicians, medical or mental health professionals, counselors, practitioners or hospitals. Additional paper may be attached if necessary to explain details.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------

================================================================================
I represent that all the statements and answers above are complete and true to the best of my knowledge and belief.

Dated at: _____________________ on __________________
            City and State             mm/dd/yyyy

_______________________________   ______________________________________________
 Signature of Proposed Insured    Signature of Soliciting Agent/Dealer (Witness)
--------------------------------------------------------------------------------


L-AP-NONMED-2000                                                       L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

  [LOGO]        |_|   The Guardian Life Insurance Company of America (Guardian)
GUARDIAN(SM)          Home Office:      7 Hanover Square
                                        New York, NY 10004-2616
                |_|   The Guardian Insurance & Annuity Company, Inc. (GIAC)
                      Executive Office: 7 Hanover Square
                                        New York, NY 10004-2616

                                 In this Avocations Supplement, "the Company" is the insurer checked above.
                                     This application is to be attached to and made part of the policy.
____________________________________________________________________________________________________________________________________

                                                         AVOCATIONS SUPPLEMENT
____________________________________________________________________________________________________________________________________

Racing: Auto, Motorcycle, Motorboat, Snowmobile
1.    Indicate type of racing you engage in: |_| Midget  |_| Stock  |_| Boat
      |_| Sportscar  |_| Go-kart  |_| Hot-rod  |_| Cycle  |_| Drag  |_| Snowmobile  |_| Other _____________________

2.    Do you race for cash prizes? |_| Yes  |_| No

3.    Vehicle data: Make & Model ________________________ Displacement__________________________ Horsepower ________________________

4.    Where do you race (indicate exact locations, i.e., track, drag strip, etc.)? _________________________________________________

     _______________________________________________________________________________________________________________________________

5.    How far do you travel to race? ________________________

6.    Maximum speed attained: ______________ mph      Average speed attained: _______________ mph

7.    Type of timing: |_| Vehicle vs. Vehicle         |_| Vehicle vs. Clock

8.    Indicate clubs and organizations you belong to: ______________________________________________________________________________

     _______________________________________________________           _____________________________________________________________

9.    Have you ever had an accident? |_| Yes  |_| No If yes, give details __________________________________________________________

     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________

10.                                                                                                 FREQUENCY
                              TYPE OF ACTIVITY                                  ____________________________________________________

                                                                                Last 12 Months    1-2 Years Ago    Est. Next 12 Mos.
     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

====================================================================================================================================

Underwater Diving:

1.    Type of diving you engage in: |_| Skin  |_| Scuba  |_| Other _________________________________________________________________

2.    Certification(s): ____________________________________________________________________________________________________________

3.    Purpose of diving: |_| Recreation  |_| Rescue  |_| Salvage  |_| Other ________________________________________________________

4.    Locations where you dive: |_| Ocean  |_| Lake  |_| River  |_| Pool  |_| Cave  |_|Quarry  |_| Other ___________________________

5.    Have you ever had formal diving training? |_| Yes  |_| No If yes, give details:_______________________________________________

6.    Do you use the buddy system? |_| Yes  |_| No

     _______________________________________________________________________________________________________________________________

7.                                                                                                  FREQUENCY
               DEPTH                 AVG DIVE TIME (MIN)                        ____________________________________________________

                                                                                Last 12 Months    1-2 Years Ago    Est. Next 12 Mos.
     _______________________________________________________________________________________________________________________________

        0-75 ft
     _______________________________________________________________________________________________________________________________

        75-100 ft
     _______________________________________________________________________________________________________________________________

        100-150 ft
     _______________________________________________________________________________________________________________________________

       Over 150 ft
     _______________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
Remarks - (include details of mountain climbing or rock climbing, parachuting or skydiving, martial arts, and other avocations):

____________________________________________________________________________________________________________________________________

I declare that my statements and answers are correctly recorded, complete and true to the best of my knowledge and belief. I am aware that these statements and answers will become part of my application to Guardian or to GIAC, whichever applies.

  ______________________     _________________________________________________         _________________________________________
           Date                Signature of Soliciting Agent/Dealer- Witness                Signature of Proposed Insured
____________________________________________________________________________________________________________________________________


L-AP-AVOC-2000                                                         L-AP-2000

                 |_|   The Guardian Life Insurance Company of America (Guardian)
  [LOGO]               Home Office:      7 Hanover Square
GUARDIAN(SM)                             New York, NY 10004-2616
                 |_|   The Guardian Insurance & Annuity Company, Inc. (GIAC)
                       Executive Office: 7 Hanover Square
                                         New York, NY 10004-2616

                            In this Aviation Supplement, "the Company" is the insurer checked above.
                               This application is to be attached to and made part of the policy.
====================================================================================================================================
                                                      AVIATION SUPPLEMENT
====================================================================================================================================
Name: ______________________________________________________________   Date of Birth: ______________________________________________
====================================================================================================================================

                                                                                   FLIGHT HOURS
                                                  __________________________________________________________________________________
   TYPE OF FLIGHT                 Date Of Last
                                     Flight       Total Hrs Each Class    Past 12 Months    1-2 Years Ago    Est. Next 12 Mos.
====================================================================================================================================
_______________________________

PILOT
_______________________________
____________________________________________________________________________________________________________________________________

Private-enter solo flight hours
____________________________________________________________________________________________________________________________________

Student
____________________________________________________________________________________________________________________________________

Employer-Owned
____________________________________________________________________________________________________________________________________

Non-Scheduled Commercial*
____________________________________________________________________________________________________________________________________

Scheduled Passenger Airlines
____________________________________________________________________________________________________________________________________

Military
____________________________________________________________________________________________________________________________________

Hang Gliding
____________________________________________________________________________________________________________________________________

Ballooning
____________________________________________________________________________________________________________________________________

Other*
____________________________________________________________________________________________________________________________________
_______________________________

NON-PILOT
_______________________________
____________________________________________________________________________________________________________________________________

Crew Member*
____________________________________________________________________________________________________________________________________

Non-Fare Paying Passenger

====================================================================================================================================

Note: ** If reply is "Yes" to these questions, please provide details in Remarks.

1.    Enter the date and class of your latest pilot's license or certificate: Date ____/____ /______ Class__________________________

2.**  Was your license granted subject to physical waiver? |_| Yes  |_| No

3.    Is your Medical Certificate now in effect? |_| Yes  |_| No    If yes, enter date of last renewal: ____/____ /______
      If no, do you intend to renew? |_| Yes  |_| No

4.**  Do you have an Instrument Rating (IFR)? |_| Yes  |_| No

5.**  Have you ever had an accident or have you ever been grounded, fined or reprimanded for violation of air regulations, or have
      you ever been prohibited from flying on any occasion for any reason? |_| Yes  |_| No

6.**  If you do not currently engage in any type of pilot activity, do you intend, in the future, to take pilot instruction, apply
      for a student permit, pilot's license or medical certificate? |_| Yes  |_| No

7.**  Are you a member of, or do you plan to join, any military or naval air force, service or reserve? |_| Yes  |_| No

8.    If you indicated any pilot or non-pilot activity in any category above identified with an asterisk (*), please explain in what capacity such flights were or will be made: __________________________________________________________________________________

9.    If you indicated Hang Gliding activity above: Please enter:

      a)    Usual height flown ________________________________________     Greatest height flown: _________________________________
            Greatest distance flown ___________________________________     Greatest duration flown ________________________________

      b)    List hang gliding club(s) you belong to ________________________________________________________________________________

      c)    **Have you made or do you plan to make any experimental flights or record attempts? |_| Yes  |_| No

10.   If you indicated Ballooning activity above:

      a)    Please check type of ballooning you engage in: |_| Gas  |_| Hot Air  |_| Free Flight  |_| Tethered flight only

      b)**  If you engage in free flight ballooning, do you fly over oceans, large lakes or mountains? |_| Yes  |_| No

      c)**  Have you ever made or do you plan to make any experimental flights or record attempts? |_| Yes  |_| No

11.   Coverage desired (Check One) : |_| Aviation Restriction Rider |_| Aviation Coverage Note: If selected, Aviation
      Coverage may require an extra premium. Aviation Coverage is not available on Accidental Death Benefit.

____________________________________________________________________________________________________________________________________

Remarks:

____________________________________________________________________________________________________________________________________

I declare that my statements and answers are correctly recorded, complete and true to the best of my knowledge and belief. I am aware that these statements and answers will become part of my application to Guardian or to GIAC, whichever applies.

  ______________________     _________________________________________________         _________________________________________
           Date                Signature of Soliciting Agent/Dealer- Witness                 Signature of Proposed Insured
____________________________________________________________________________________________________________________________________


L-AP-AVIA-2000                                                         L-AP-2000

                CONDITIONAL RECEIPT FOR INDIVIDUAL LIFE INSURANCE

                |_|   The Guardian Life Insurance Company of America (Guardian)
   [LOGO]             Home Office:     7 Hanover Square, New York, NY 10004-2616
GUARDIAN(SM)    |_|   The Guardian Insurance & Annuity Company, Inc. (GIAC)
                      Executive Office:7 Hanover Square, New York, NY 10004-2616

In this receipt, "the Company" is the insurer checked above.

      This Conditional Receipt is to be used with the application for life insurance on the life of ________________________________
                                     (print)
(Proposed Insured) for the application dated ____________________________.
           Proposed Insured's Date of Birth: ____________________________.

CONDITIONAL RECEIPT TO BE GIVEN FOR ADVANCE PAYMENT ON FIRST PREMIUM. ALL PREMIUM CHECKS MUST BE MADE PAYABLE EITHER TO THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA OR TO THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC., WHICHEVER IS CHECKED ABOVE. DO NOT MAKE CHECK PAYABLE TO THE AGENT/DEALER OR LEAVE PAYEE BLANK.

1)    Has the Proposed Insured, within the last 12 months, been treated for or
      had any known heart attack, stroke or cancer?                 |_|Yes |_|No

2) Has the Proposed Insured, within the last 12 months, had an electrocardiogram because of chest pain or any other physical problem?
                                                                    |_|Yes |_|No

3)    Has the Proposed Insured, within the last 12 months, taken medication for
      elevated blood pressure?                                      |_|Yes |_|No

4) Within the past 10 years, has the Proposed Insured been diagnosed by or received treatment from a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS), AIDS Related Complex (ARC), or any deficiency of the immune system, such as Human Immunodeficiency Virus
      (HIV)?                                                        |_|Yes |_|No

DO NOT DETACH AND DELIVER TO APPLICANT UNLESS PAYMENT IS MADE CONCURRENTLY WITH SIGNING OF APPLICATION AND THE ANSWERS TO QUESTIONS 1, 2, 3 AND 4 LISTED ABOVE IN THIS CONDITIONAL RECEIPT ARE NO. IF ANY SUCH QUESTIONS (1, 2, 3 AND 4) IS ANSWERED YES, THIS CONDITIONAL RECEIPT SHALL BE VOID.

Received from _____________________________ $_______________for life insurance in the amount of $_______________. (NOTE THIS CONDITIONAL RECEIPT APPLIES ONLY TO THIS AMOUNT OF LIFE INSURANCE WHICH IN NO EVENT CAN EXCEED $1,000,000). This payment must be at least: (a) one sixth of the annual premium for the life insurance amount stated above; or (b) one Guard-O-Matic premium for such amount. (Note: depending on the contractual provisions, this payment may not be sufficient to put the policy in force).

Conditions for Insurance:

(1) Insurance shall be effective on the date of Part I or the last dated Part II, whichever is later. Such insurance shall be in force only for such proportional part of a year as the above payment bears to the full annual premium.

(2) The Proposed Insured must be insurable as a standard risk for the amount (see "(3)" below), plan and benefits applied for, without modification. Evidence of insurability required by the Company must be received at its Home Office within 60 days of the date of this receipt.

      If these conditions are not met, the Company shall have no liability under this receipt except to return the payment made.

      If the Proposed Insured should die within 60 days of the date of this receipt and:

      - after the required Parts I and II have been received at the Home Office; and

      - after the last of any required medical examinations have been completed; then the Company shall not deny liability because of failure to submit any additional evidence of insurability it may have required. Instead, it shall determine insurability as of the effective date of insurance as indicated in Conditions of Insurance item (1) above.

(3) The total amount of life insurance available under this receipt shall be the amount shown in Part I-Section A, item 5 (a) for Traditional Life insurance (b) for Non-Traditional Life insurance of the application; any coverage requested under a Paid-Up Additions Rider shall be excluded from this amount unless the paid-up additions purchase payment is paid in full on the date the application is signed. This amount, together with any insurance applied for or pending issue with the Company, including accidental death benefits, shall not exceed $1,000,000.

(4) No person, except the President, a Vice President or a Secretary of the Company has authority to alter or modify the printed provisions of this receipt

(5) If any check or draft given in exchange for this receipt is dishonored when first presented for payment, this receipt shall be null and void.

Dated at ________________  on _____________, ______  ___________________________
          City and State       month    day   year    Signature of Agent/ Dealer
________________________________________________________________________________

I have read the terms of this receipt and have had them explained to me by the agent/dealer. I understand that the insurance applied for shall not be effective unless and until the conditions of this receipt have been complied with exactly.

___________________________________    _________________________________________
 Signature of Proposed Insured             Signature of Owner, if other than
                                                   Proposed Insured

L-AP-CR-2000                                                           L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

L-AP-2000                                                              L-AP-2000

              |_|   The Guardian Life Insurance Company of America (Guardian)
   [LOGO]           Home Office:      7 Hanover Square, New York, NY 10004-2616
GUARDIAN(SM)  |_|   The Guardian Insurance & Annuity Company, Inc. (GIAC)
                    Executive Office: 7 Hanover Square, New York, NY 10004-2616

                                          LIFE INSURANCE CHANGE REQUEST - 1st of 3 pages
____________________________________________________________________________________________________________________________________
                                 This application is to be attached to and made part of the policy.

NOTE: Complete item # 5 of this Life Insurance Change Request Form for all cases. Read instructions in each box for any additionally requested information from the Life Application.
____________________________________________________________________________________________________________________________________
Insured: __________________________________                   Agency Name/Code: ___________________________

                                                              Agent's Name and Code: ______________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

1.    Conversions & Exchanges:

      Instructions: Complete Life Application Part I, Section A (#s 1-10). In addition, if the plan change involves
            Variable Life Insurance, also complete Life Application Part I, Section C. [If the Conversion or Exchange
            involves the addition of a benefit or rider and/or an increase in coverage or risk, complete Life Application
            Part I Section A, Section B, Section C and Part II.] Include details in REMARKS below.

Is the Insured currently totally disabled as defined in the Waiver of Premium Rider? |_| Yes  |_| No (If yes, give details below)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

   Policy(ies) Numbered:                                      For Partial Conversions, indicate amount remaining in force:

   _____________________   |_| Full      |_| Partial          _______________________________________

   _____________________   |_| Full      |_| Partial          _______________________________________

   _____________________   |_| Full      |_| Partial          _______________________________________

   |_| Effective date of Conversion or Exchange:____________________________

   |_| Conversion of Spouse's Insurance from Policy Number:____________________________

   |_| Conversion of Children's Insurance from Policy Number:___________________________

   REMARKS: (Include any additional changes to the amount remaining in force and explain)

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
2.    Guaranteed Purchase Option:

      Instructions: Complete Life Application Part I, Section A (#'s 1-10), Section B (# 9). In addition, if the plan change involves Variable Life Insurance, also complete Life Application Part I, Section C. Include details in
      REMARKS below.

      |_| This is an election under Guaranteed Insurability Option (GIO):

      Policy(ies) Numbered:           Type of Option Date:              Amount Exercised

      ___________________________     |_| Regular   |_| Alternate     $ _______________________

      ___________________________     |_| Regular   |_| Alternate     $ _______________________

      ___________________________     |_| Regular   |_| Alternate     $ _______________________

     |_| For Alternate Option Date, Reason: |_| marriage  |_| birth of child(ren)  |_| adoption of child(ren)

          Date of applicable event: __________________

   REMARKS:

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
(continued on next page)


L-AP-CHG-2000                                                          L-AP-2000

               LIFE INSURANCE CHANGE REQUEST FORM - 2nd of 3 pages

(continued from previous page)
____________________________________________________________________________________________________________________________________
3.    Universal/Variable Universal Policy Face Increase Change   Policy Number(s):_____________________________

      (Note: Only applicable on policy anniversary for a minimum face increase amount of $10,000.00. Also, Term Rider may not be increased.)

      Instructions: Complete Life Application Part I, Section A, Section B (#s 1-9), Section D; and Part II. Include
      details in REMARKS below.

      Is the Insured currently totally disabled as defined in the Waiver of Monthly Deduction Rider or the Disability Benefit
      Waiver Rider? ( If yes, give details below)   |_| Yes |_| No

____________________________________________________________________________________________________________________________________

      Increase Request (New Insurance Segment)

      Amount of Increase for Base Coverage Requested: _______________________________

      Amount of Increase for Disability Waiver Requested: _______________________________

      This Face Amount Increase request should result in the following:
       Total Life Coverage (do not include term rider coverage): _______________________________
       Total Disability Waiver Rider amount: ________________  Total GCR/Other Rider amount _______________________
       New Total Planned Premium: ___________________________  Mode and Modal Planned Premium _____________________

      REMARKS:

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

4.    OTHER POLICY CHANGES:                                       Policy Number(s): _________________________

      a.    Policy changes which require additional evidence of insurability:

            Instructions: Complete Life Application Part I, Section A, Section B (#s 1-9), Section D; and Part II. Indicate
                  proposed change below and include details in REMARKS. In addition, if the plan change involves
                  Variable Life Insurance, also complete Life Application Part I, Section C.

      |_| Plan changes (those requiring evidence) to: __________________________________

      |_| Redate (those requiring evidence) to:_________________________________

      |_| Add rider / benefit __________________________________

      |_| Rating improvement request__________________________________

      |_| Exercise Simplified Insurability Option __________________________________

      |_| Increase Coverage to:_________________________________

      |_| Death Benefit Option Change from Death Benefit Option ___ to Death Benefit Option ___ (those requiring evidence)

      |_| Other (explain in Remarks)

      REMARKS:

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

(continued on next page)
____________________________________________________________________________________________________________________________________


L-AP-CHG-2000                                                          L-AP-2000

                            LIFE INSURANCE CHANGE REQUEST FORM - 3rd of 3 pages

____________________________________________________________________________________________________________________________________
(continued from previous page - item #4, Other Policy Changes)
      b.    Policy changes which generally do not require evidence of insurability:

            Policy Number(s): _________________________________
            Instructions: Indicate requested change below and include details in REMARKS.

      |_| Plan changes (those not requiring evidence) to:_______________________________

      |_| Redate (those not requiring evidence) to:_____________________________

      |_| Cancel rider / benefit __________________________________

      |_| Reduce Coverage to:_______________________________

      |_| Death Benefit Option Change - from Death Benefit Option: ___  to Death Benefit Option: ___  (those not requiring
          Evidence)

      |_| Other (explain in Remarks)

      REMARKS: (Note: for reductions in face amount, include instruction on how release of cash value is to be handled.
      If not specific, release of cash value will be used to Purchase Paid Up Additions.)

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

5.    REPRESENTATIONS (Complete in all cases).

I (We) understand and agree that approval by the Company of the changes requested shall be based upon this Life Insurance
Change Request form and on the statements and representations made in the below referenced sections:

      1. the Life Application submitted with this form, Part I Sections A, B, C and D, and

      2. Part II, "Health And Personal History of the Proposed Insured," relating to evidence of insurability, if any, submitted in connection with this change, a copy of which shall be attached to the policy. Any misrepresentation or omission, if found to be material, may adversely affect acceptance of the risk, claims payment or may lead to rescission of any policy change that is issued based on this application.

I (We) further agree that: a) only the President, a Vice President, or a Secretary of the Company has the authority to bind the
Company by any promise or statement or to waive or modify any of the Company's requirements; and b) no information acquired by any Representative of the Company shall bind the Company unless it shall have been set out in writing in this
Application.

Changes or corrections made by the Company and noted in the "Amendments or Corrections" section in Part I are ratified by the undersigned upon acceptance of this policy change. In those states where written consent is required by statute or State
Insurance Department regulation for amendments as to plan, amount, classification, age at issue, or benefits, such changes will be made only with the Owner's written consent.

ANY STATEMENT OR REPRESENTATION CONTAINED IN PART II, HEALTH AND PERSONAL HISTORY OF THE PROPOSED INSURED, RELATING TO EVIDENCE OF
INSURABILITY IS FULL,COMPLETE AND TRUE.


Dated at: ___________________________________ on ___________________      __________________________________________________________
                     City and State                  mm/dd/yyyy                  Signature of OWNER (Insured if no other owner)

______________________________________________________________            __________________________________________________________
    (Signature of OFFICER:  if Corporation or Assignee)                       (Signature of OFFICER:  if Corporation or Assignee)


____________________________________________________________________________________________________________________________________
Signature of Insured required on this line if Owner other than Insured and if Life Application Section B, Section D, and
Part II, "Health And Personal History of the Proposed Insured" completed.
____________________________________________________________________________________________________________________________________


L-AP-CHG-2000                                                          L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

              ANY PAGES THAT FOLLOW ARE NOT PART OF THE APPLICATION BUT MAY BE REQUIRED FOR SUBMISSION OF AN APPLICATION

L-AP-2000                                                              L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

L-AP-2000                                                              L-AP-2000

               |_|  The Guardian Life Insurance Company of America (Guardian)

               |_|  The Guardian Insurance & Annuity Company, Inc. (GIAC)

                                                            ------------------------------
[LOGO]                                                      AGENCY USE ONLY
GUARDIAN(TM)                                                ---------------
                                                            New Application     |_|
       REQUEST FOR GUARD-O-MATIC ARRANGEMENT (page 1 of 2)  Bank Change         |_|

 In this Request for G-O-M Arrangement form, the            Agency Code: __________
 "Company" is the insurer checked above
               See next page for VUL instructions.          ------------------------------

IMPORTANT:  A voided blank check or photocopy is required for checking accounts or a deposit slip for a savings account. See next page for general Guard-O-Matic information.

Guardian and/or GIAC is requested and authorized to debit your financial institution or to initiate electronic funds transfer on or about the 15th of each month to pay premiums due and/or on the 1st business day of each month to pay the policy loan on the policy(ies) identified below.

I understand that:

1. Completion of this form shall not constitute a premium payment and/or loan payment. Authorization for premium payments is not effective until the initial premium(s) has been received and paid at the home office.

2. The Guard-O-Matic Premium Arrangement or Loan Payment Arrangement may be terminated by the Policyowner or by the Company upon written notice. If the Bank Depositor is other than the policyowner, the Company will terminate the arrangement upon written request of such Bank Depositor.

3. If the Loan Payment Arrangement is cancelled, any outstanding loans will remain unpaid.

4. Any withdrawal returned due to insufficient funds may be deposited for collection a second time.

  =============================================================================================================

       ______________________________ and (1) ______________________________ (2) ______________________________
       Signature of Policyowner               Signature of Bank Depositor
                                              (if other than policyowner)

  Type of account:  Checking  |_| Savings |_|      Begin deductions effective ___________ (Month) _______(Year)
  Financial Institution: ________________________________       Street Address: _______________________________
  City: _____________________  State: ______  Zip: __________   Transit/ABA Number: ___________________________
  Account Number: ____________________________    Name of Bank Depositor: _____________________________________
         Guard-O-Matic Premium Arrangement                          Guard-O-Matic Loan Payment Arrangement
  (Deductions to occur on or about the 15th of each          (Deductions to occur on the 1st business day of each
  month).                                                    month.)
  List Policy Number(s)                                      (available for Individual Life Products only)
                                                             List Policy Number(s)       Amount to be Deducted

  ----------------------    ----------------------           ----------------------     -----------------------

  ----------------------    ----------------------           ----------------------     -----------------------

  ----------------------    ----------------------           ----------------------     -----------------------

  ==============================================================================================================
                                                  -------------------------------------------------------------
                                                             For Home Office Use Only,  Control No.:
                                                  -------------------------------------------------------------

            Authorization to Honor Checks or Account Debits Drawn by:
 -----------------------------------------------------------------------------
        The Guardian Life Insurance Company of America (Guardian) and/or
              The Guardian Insurance & Annuity Company, Inc.(GIAC)

  Name of Bank Depositor _______________________________    Account Number _________________________________

  Financial Institution _______________________________ Bank Address _______________________________________

  As a convenience to me, I authorize you to pay and charge to my account checks, electronic funds transfer debits or other account debits made upon my account by and payable to the order of Guardian/GIAC indicated above. I agree that your treatment of each check or debit, and your rights with respect to it, will be the same as if it were signed or initialed personally by me. I further agree that if any check or debit is dishonored for any reason you will not be under any liability even though dishonor results in the forfeiture of insurance.

  I further agree that this authorization is to remain in effect until you receive written notice from me of its revocation unless you end it earlier.

-------------    ----------------------------------------          ------------------------------------------
Date              Signature of Depositor                            Additional Signature  (if Joint Account)


  (page 2 of 2)


--------------------------------------------------------------------------------
  Complete if applying for Variable Universal Life Insurance:

  In order to maintain your policy's No Lapse Guarantee (NLG) feature and protect your policy from lapse, GIAC requires that the Guard-O-Matic drafts be equal to at least 1/12 of the minimum annual premium during the first three years. However, if your initial premium is large enough, you may be able to request lower drafts during this period. To request an amount which is less than 1/12 of the minimum annual premium, your initial payment plus the Guard-O-Matic drafts until the end of the policy year must be equal to at least the minimum annual premium.

  On each of your first two policy anniversaries, GIAC will determine if the draft amount will continue to meet the NLG minimum premium requirement for the next policy year. If you have elected the Guaranteed Coverage Rider (GCR), GIAC will also determine if the annual GCR minimum premium requirement will be met. If either the NLG or GCR requirement will not be met, GIAC will automatically increase the draft amount to the greater of 1/12 of the target premium and 1/12 of the GCR minimum premium.

  GIAC will send you a notice at the time of the last reduced draft informing you of the increased premium amount. This increased amount will be deducted from your checking account beginning in the first month following your policy anniversary.

  Please check the box below if you wish to request this option:
  --------------------------------------------------------------
  |_| Please deduct $_______________ monthly from my account. I understand that this amount may be increased to the greater of 1/12 of the minimum annual premium and 1/12 of the GCR minimum premium.

  If you have any questions about your policy or about the amounts to be drafted to pay premiums, please contact your Guardian agent.
================================================================================

                        GUARD-O-MATIC General Information

You have elected to pay your insurance premiums and/or your policy loan by monthly deductions payable through your financial institution. To enjoy the benefits of this convenient method of payment, we suggest you review the following:

o Each month, deduct the amount(s) from your account balance. You may wish to attach a reminder to your account until this practice becomes automatic. The monthly deduction to your account for any policy premiums will be made on or about the 15th day of each month. The monthly deduction to your account for any policy loan payments will be made on the 1st business day of each month.
o A canceled check or other notification of a charge to the account will be provided by your financial institution with its periodic statement. Compare your records when the statement is received.
o If your financial institution deducts the monthly amounts from your account via the Electronic Fund Transfer System, you will notice that your monthly statement lists the debit to your account and identifies it as "Guardian Insur Prem" in lieu of sending you a canceled check for policy premiums. For loan payments, your monthly statement lists the debit to your account and identifies it as "Guardian Loan Payt".
o Please provide us with advance notification of any change in your banking arrangements. If advance notification cannot be provided, sufficient funds should be left in the old account to honor charges until our records are changed.
o     Please inform us of any change in name or address.

================================================================================
                            INDEMNIFICATION AGREEMENT

TO:  The Bank named on the previous page.

In consideration of your compliance with the request and authorization of the depositor named above,

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA AND THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (COLLECTIVELY, "GUARDIAN") AGREE THAT:

1. They will indemnify and hold you harmless from any liability, including costs, legal expenses and attorney fees, to any person having an account with you or to any beneficiary or other claimant under a policy covered by the Guard-O-Matic Arrangement arising out of the payment by you of any check or debit drawn by Guardian, its own order on the account of such depositor, or arising out of the dishonor by you, whether with or without cause, of any such check or debit drawn by Guardian, provided there are sufficient funds in such account to pay the same upon presentation, whether or not such claim or liability asserted against you be based upon the forfeiture, or alleged forfeiture, of a policy the premium on which is sought to be collected by Guardian by any such check or debit.

2. They will refund to you any amount erroneously paid by you to Guardian on any such check or debit if claim for the amount of such erroneous payment is made by you within fifteen months from the date of the check or debit on which such erroneous payment was made.

               THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA THE
                   GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Authorized in a resolution approved by the Board of Directors of The Guardian Life Insurance Company of America on April 27, 1960, and by the Board of Directors of The Guardian Insurance & Annuity Company, Inc. on November 17, 1988.
--------------------------------------------------------------------------------
                                                              R223 (REV #######)

[LOGO]                        The Park Avenue Portfolio Request For
GUARDIAN(TM)              Guard-O-Matic Premium Payments/Loan Payments

                                                                   (page 1 of 2)


                                                  Agency Code___________________

o Use this form to authorize the automatic redemption of Park Avenue Portfolio shares to pay the premium/loan payments on Guardian and/or GIAC insurance policies.
o The Park Avenue Portfolio fund account from which you elect to redeem shares must have a beginning balance of at least $1,000. Additionally, The Park Avenue Portfolio fund account from which you elect to redeem shares may not be an Individual Retirement Account (IRA) with State Bank and Trust Company as Custodian.
o     The minimum amount that may be redeemed is $100 per month.
o Fund shares will be redeemed on or about the 15th day of each month to pay premiums due and/or on the 1st business day of each month to pay the policy loan.
o National Financial Data Services will mail account owners written confirmation within three (3) business days of the execution of the transaction.
o If you have questions about completing this form, please call your Guardian Agent for assistance. See next page for VUL instructions.

                          Please Print Clearly in Ink.

_________________________________________________________________         __________________________________________________________
I. Park Avenue Portfolio Fund Account                                     II. Guardian/GIAC Insurance Policies
_________________________________________________________________         __________________________________________________________

_________________________________________________________________         __________________________________________________________
Account Owner or Trustee [Name as it appears on account registration]     Policyowner [Name as it appears on policy(ies)]

_________________________________________________________________         __________________________________________________________
Street Address                                                            Street Address

_________________________________________________________________         __________________________________________________________
City                             State                Zip                 City                                   State           Zip
________________________        _________________________                 _______________________       _______________________
Home Phone                      Business Phone                            Home Phone                    Business Phone

________________________________________________________                  Policy No._____________________  |_| New   |_| Existing
Account Number
                                                                          Policy No._____________________  |_| New   |_| Existing

________________________________________________________                  Policy No._____________________  |_| New   |_| Existing
Joint Registration, Minor or Trustee
                                                                          Policy No._____________________  |_| New   |_| Existing
_________________________________________________________________         __________________________________________________________
III. Guard-O-Matic Instructions                                           HO Use Only/Control No.:
_________________________________________________________________         __________________________________________________________

I elect Guard-O-Matic for: |_| Premium Payments (Deductions to occur on or about
                               the 15th of each month)
                           |_| Loan Payments (Deductions to occur on the 1st
                               business day of each month)
                               (available for Individual Life Products Only)

I authorize Guardian / GIAC to redeem shares each month equal to $_________________ from the following Park Avenue Portfolio fund:

(Check one)   |_| The Guardian Cash Management Fund Class A Shares [192]
              |_| The Guardian Park Avenue Fund Class A Shares [185]

Begin redemptions effective _________________________(Month) ____________(Year).

I understand that:

1) the proceeds of these redemptions will be transmitted to The Guardian Life Insurance Company of America (Guardian) or to The Guardian Insurance & Annuity Company, Inc. (GIAC) to pay the premium/loan payment(s) on the insurance policy(ies) listed above;
2) each such redemption will produce a gain or loss which is likely to be taxable to me;
3) redemptions will reduce and may ultimately exhaust the value of the designated fund account;
4) completion of this form shall not constitute a premium and/or loan payment;
5) this authorization not effective until Guardian / GIAC receives payment of the initial premium(s);
6) this arrangement may be terminated by the Policyowner/Shareowner or by Guardian / GIAC upon written notice;
7) if this arrangement is terminated, premiums falling due thereafter shall be payable directly to Guardian / GIAC quarterly at the quarterly premium rate applicable to the policy (individual monthly payment mode is not available) unless the Policyowner makes other arrangements;
8) if the Loan Payment Arrangement is cancelled, any outstanding loans will remain unpaid;
9) and, if shares are insufficient to pay my premium and/or loan payment(s), the redemption request may be submitted a second time.

_____________________________________    ______________________________________
Signature of Park Avenue Portfolio       Print Name of Park Avenue Portfolio
Account Owner                            Account Owner

Please sign exactly as name appears on your Park Avenue Portfolio account registration

Date (mo/day/year): ___________________           (continued on next page)
               2 Copies Required: Home Office (original) o Client

                                                                 PUB-2826 (####)

              The Park Avenue Portfolio - Request For Guard-O-Matic
                         Premium Payments/Loan Payments

                         (continued from previous page)            (page 2 of 2)


o To use Guard-O-Matic for premium payments and/or loan payments, you must own shares of Park Avenue Portfolio fund.
o To open a Park Avenue Portfolio fund account, complete and mail a Park Avenue Portfolio Application [EB-010163 APP] as directed on that form.
o You must also complete and mail a New Account Agreement as directed on that form, if one is not already on file.
o Only The Guardian Park Avenue Fund (Class A) and The Guardian Cash Management Fund (Class A) may be used in conjunction with Guard-O-Matic.

================================================================================
  For Variable Universal Life Insurance:

  In order to maintain your policy's No Lapse Guarantee (NLG) feature and protect your policy from lapse, GIAC requires that the Guard-O-Matic drafts be equal to at least 1/12 of the minimum annual premium during the first three years. However, if your initial premium is large enough, you may be able to request lower drafts during this period. To request an amount which is less than 1/12 of the minimum annual premium, your initial payment plus the Guard-O-Matic drafts until the end of the policy year must be equal to at least the minimum annual premium.

  On each of your first two policy anniversaries, GIAC will determine if the draft amount will continue to meet the NLG minimum premium requirement for the next policy year. If you have elected the Guaranteed Coverage Rider
  (GCR), GIAC will also determine if the annual GCR minimum premium requirement will be met. If either the NLG or GCR requirement will not be met, GIAC will automatically increase the draft amount to the greater of 1/12 of the target premium and 1/12 of the GCR minimum premium.

  GIAC will send you a notice at the time of the last reduced draft informing you of the increased premium amount. This increased amount will be deducted from your checking account beginning in the first month following your policy anniversary.

  Please check the box below if you wish to request this option:
  --------------------------------------------------------------

  |_| Please deduct $_______________ monthly from my account. I understand that this amount may be increased to the greater of 1/12 of the minimum annual premium and 1/12 of the GCR minimum premium.

  If you have any questions about your policy or about the amounts to be drafted to pay premiums, please contact your Guardian agent.

--------------------------------------------------------------------------------

                     Instructions for Completing This Form:

            o Client is to receive a Photocopy of the completed form.

            o Mail the original copy of this form to:
                  Guardian
                  Attn.: Individual Markets Service & Administration, P.O. Box 26100
                  Lehigh Valley, PA 18002-6100

            o If using certified, registered or overnight mail, send to:
                  Guardian
                  Attn.: Individual Markets Service & Administration, 3-E 3900 Burgess Place
                  Bethlehem, PA 18017

            o Phone: 1-800-441-6455

--------------------------------------------------------------------------------

            For further information, please call your Guardian Agent.

               2 Copies Required: Home Office (original) o Client

                                                                 PUB-2826 (####)

                              AGENT'S CERTIFICATION
--------------------------------------------------------------------------------
     This Agent's Certification is to be used with the application for life insurance on the life

of ________________________________(Proposed Insured) for the application dated ____________________________.
                 (print)                      Proposed Insured's Date of Birth: ____________________________.

1.  How long have you known the Proposed Insured? ________ Years;   Proposed Owner? ________ Years

2.  a. If Proposed Insured is a minor, indicate total insurance on premium payor's life and relationship to Proposed Insured.

       (Explain in Remarks if less than for Proposed Insured) __________________________________________________________________

    b. If Proposed Insured is a minor, are all children in family insured for an amount at least equal to the amount applied for
       on Proposed Insured?  (If No, explain in Remarks.)          |_| Yes       |_| No

    c. If Proposed Insured is not gainfully employed, indicate amount of insurance on premium payor's life and relationship to
       Proposed Insured. _______________________________________________________________________________________________________

3.  If beneficiary is estate, explain in Remarks why, and who will ultimately receive the proceeds of the policy?

4.  Do you have knowledge or reason to believe that replacement of an existing life insurance policy or annuity may be
    involved?  |_| Yes  |_| No

5.  Complete if Medical Examination necessary. Medical Requirements being submitted:
      |_| Chest X-ray    |_| EKG      |_| Stress EKG     |_| Finger Stick        |_| Full Blood       |_| Saliva         |_| Urine
      |_| Paramedical Exam       |_| Medical Exam        |_| Other _______________________________________________________________

6.  Custom Dating (optional)
      If no other date request is indicated, our regular dating practices will apply.
          |_| Back date to save age (Individual Life Insurance Only)
          |_| Issue date of (mm/dd/yyyy) _____ / _____ / _________

7.  Remarks (and additional instructions):

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

8.  Commissions
                                                              Servicing Agent
    Producer's Name                      Producer'sCode         Check (Only 1)   Percentage       Manager  /  GACode

                                      --------  ------------        ----         -----------     ----------  --------------
                                              -                                             %              -
    --------------------------------  --------  ------------        ----         -----------     ----------  --------------

                                      --------  ------------        ----         -----------     ----------  --------------
                                              -                                             %              -
    --------------------------------  --------  ------------        ----         -----------     ----------  --------------

                                      --------  ------------        ----         -----------     ----------  --------------
                                              -                                             %              -
    --------------------------------  --------  ------------        ----         -----------     ----------  --------------

                                      --------  ------------        ----         -----------     ----------  --------------
                                              -                                             %              -
    --------------------------------  --------  ------------        ----         -----------     ----------  --------------

                                      --------  ------------        ----         -----------     ----------  --------------
                                              -                                             %              -
    --------------------------------  --------  ------------        ----         -----------     ----------  --------------

                                      --------  ------------        ----         -----------     ----------  --------------
                                              -                                             %              -
    --------------------------------  --------  ------------        ----         -----------     ----------  --------------

I certify that I have taken this application in the presence of the Proposed Insured (and Owner, if Other than the Proposed
Insured, for Variable Life) and that I have truly and accurately recorded on this application the information supplied by the
Proposed Insured. The answers to all questions on this application are full, complete and true to the best of my knowledge and belief. I know nothing unfavorable about this risk which is not fully set forth in these papers. The writing agent or broker is duly appointed and licensed in the state in which this application was signed.

Dated at: ______________________________________ this _________________  day of ______________________, ____________.
                     City and State                                                   (month)              (year)

____________________________________________________                            ____________________________________________________
       Type or print Agent's/Dealer's name                                               Signature of Soliciting  Agent

____________________________________________________                            ____________________________________________________
   Signature of Approved Registered Principal                                            Signature of General Agent
         (For Variable Life Only)

                                                                      L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

Market Survey Data - Complete in all individual life insurance cases. All questions must be answered. Please circle one response for each question.

------------------------------------------------------------------------------------------------------------------------------------
1.  Purpose of Insurance                                                6. Sales Presentation
    A) Final Expenses           I)  Buy-Sell                                A) Financial Security       F)  Term Conversion
    B) Mortgage                 J)  Keyperson                                  Analysis                 G)  Other
    C) Family Income            K)  Other                                   B) Personal Insurance           (Specify)______________
    D) Education  Analysis          (Specify)____________                   C) Wealth Accumulation      H)  LEAP
    E) Spouse/Child Insurance   L)  Deferred Compensation                   D) BOSS                     I)  Financial Need Analysis
    F) Retirement               M)  Selective Incentive Plans               E) Annual Benefit               (FNA)
    G) Estate Planning          N)  Executive Bonus                            Review                   J)  Estate Planning
    H) Wealth Accumulation                                                                              K)  Retirement/Distribution
                                                                                                            Planning Analysis
---------------------------------------------------------------------- -------------------------------------------------------------
2.  How will insurance be paid for?                                    7.  Applicant Education Level
    A) Personal Funds                                                      A)   HS or less        C)   College Degree
                                                                           B)   Some College      D)   Advanced Degree
    Business Funds (please specify)
    B) Non-Qualified            E)  Corporate Owned                    -------------------------------------------------------------
       Deferred Comp                Life Insurance                     8.  Occupation
    C) Split Dollar             F)  Group Term Carve
    D) Executive Bonus (162)        Out                                    A) Professional/Executive   H) Juvenile
                                                                           B) Manager/Administrator    I) Student
----------------------------------------------------------------------     C) Business Owner           J) Homemaker
3.  Owner                                                                  D) Sales Representative     K) Unemployed
    A) Corporation              J)  Child(ren)                             E) Clerical                 L) Retired
    B) Partnership              K)  Revocable Trust                        F) Crafts or Operative      M) Other
    C) Sole Proprietorship      L)  Irrevocable Trust                      G) Service Worker,             (Specify)___________
    D) Partner or Coshareholder M)  Welfare Benefit Trust                     Laborer, or Military
    E) Insured                  N)  Limited Liability                  -------------------------------------------------------------
    F) Trust                        Company or Partnership             9.   Income of Insured
    G) Spouse                   O)  Co-Owner (Shareholder,                  A) Under $30,000          E) $75,000 - $99,999
    H) Parent or Relative           Partner, Member)                        B) $30,000 - $39,999      F) $100,000 -$249,999
    I) Other                    P)  Charity                                 C) $40,000 - $49,999      G) $250,000 - $500,000
       (Specify)___________                                                 D) $50,000 - $74,999      H) Over $500,000

---------------------------------------------------------------------- -------------------------------------------------------------
4.  Primary Beneficiary                                                10.  Income of Household
    A) Corporation              F)  Trust                                   A) Under $30,000          E) $75,000 - $99,999
    B) Partnership              G)  Spouse                                  B) $30,000 - $39,999      F) $100,000 - $249,999
    C) Sole Proprietorship      H)  Parent or Relative                      C) $40,000 - $49,999      G) $250,000 - $500,000
    D) Partner or Coshareholder I) Other                                    D) $50,000 - $74,999      H) $Over $500,000
    E) Child                       (Specify) ______________
                                                                       -------------------------------------------------------------
---------------------------------------------------------------------- 11.  Estimated Net Worth
5.  Source of Sale                                                          A) Under $100,000         D) $500,001 - $1,000,000
    A) Repeat Sale -            E)  Orphan Policyowner                      B) $100,000 - $250,000    E) Over $1,000,000
       Guardian Client          F)  Advertising Lead                        C) $250,001 - $500,000
    B) Repeat Sale -            G)  Direct Mail
       Other Client             H)  Qualified Plan Lead                -------------------------------------------------------------
    C) Referred Lead            I) Cold Canvassing                     12.      Will new policy replace any existing life insurance
    D) Seminar                  J) Personal Observation                              |_| Yes      |_| No

---------------------------------------------------------------------- -------------------------------------------------------------


                                                                      L-AP-2000

                       THIS PAGE INTENTIONALLY LEFT BLANK

                  |_|  The Guardian Life Insurance Company of America (Guardian)
                        Home Office:     7 Hanover Square
                                         New York, NY 10004-2616
                  |_| The Guardian Insurance & Annuity Company, Inc. (GIAC) Executive Office: 7 Hanover Square
                                         New York, NY 10004-2616

In this Sales Illustration Certification, "the Company" is the insurer checked above.

--------------------------------------------------------------------------------
                        SALES ILLUSTRATION CERTIFICATION
--------------------------------------------------------------------------------

Application Date: __________________________         Application for amount of: ___________________________________________

Proposed Insured(s) _______________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

Applicant/Owner ___________________________________________________________________________________________________________

Section I - For use when no illustration is provided or the policy applied for is other than illustrated.

INSURANCE PRODUCER'S STATEMENT: In connection with the sale of the life insurance policy applied for on the above-referenced
Application Number, I certify that:
|_| I did not provide an illustration to the Applicant
|_| I did provide an illustration to the Applicant. However, the policy applied for is other than as shown on the illustration
    I provided. I will provide the applicant with an illustration, conforming to the policy as issued, no later than the time of policy delivery.

___________________________________          X___________________________________        ___________________________________
Print Insurance Producer's Name              Insurance Producer's                        Signature Date

APPLICANT'S STATEMENT: I acknowledge that I have not received a sales illustration that conforms to the life insurance policy
I have applied for on the above-referenced Application Number. I understand that a sales illustration conforming to the policy as illustrated will be provided by the Company no later than at the time of policy delivery.

X__________________________________         X___________________________________        ___________________________________
Applicant's Signature                       Applicant's Signature                       Date

===========================================================================================================================
Section II - For use with a computer screen illustration ONLY

INSURANCE PRODUCER'S STATEMENT: I certify that I displayed a computer screen illustration for the above referenced Applicant that complied with state requirements and for which no hard copy was furnished. The illustration was based on the following personal and policy information:

Gender   |_| Male   |_| Female   |_| Sex Neutral       Age _____________

Policy Name __________________________________________________  Rider(s) __________________________________________________

Underwriting Class ___________________________________________  Initial Premium Amount   $ ________________________________

Initial Death Benefit ________________________________________  Dividend Option ___________________________________________

Type of Policy _______________________________________________  Guaranteed Interest Rate ________________ 4%_______________

Number Years Illustrated _____________________________________  Number of Premiums Contractually Payable __________

on-Guaranteed Interest Rate  _________________________________

If Premium Offset Illustrated, Assumed Number Premiums Paid in Cash _______________________________________________

X__________________________________          ___________________________________         ___________________________________
 Print Insurance Producer's                  Name Insurance Producer's Signature         Date

APPLICANT'S STATEMENT: I acknowledge that I viewed a computer screen illustration based on the information as stated above. No hard copy of the illustration was furnished. I understand that an illustration conforming to the policy as issued will be prepared and personally delivered by the agent on or before delivery of the policy.

X__________________________________          X__________________________________         ___________________________________
Applicant's Signature                        Applicant's Signature                       Date

                       THIS PAGE INTENTIONALLY LEFT BLANK